UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2018

Date of reporting period:  May 31, 2018

Item 1. Reports to Stockholders.

Reinhart Mid Cap PMV Fund

Investor Class Shares – RPMMX
Advisor Class Shares – RPMVX
Institutional Class Shares – RPMNX

Annual Report

www.ReinhartFunds.com	May 31, 2018

Reinhart Mid Cap PMV Fund (Unaudited)

June 18, 2018

Fellow Shareholders,

The Reinhart Mid Cap PMV Fund – Advisor Class (the “Fund”) gained +12.81% for the 12-month period ending May 31, 2018, exceeding the Russell Midcap Value Index return of +8.32% during that same time frame. The Fund’s performance is a testimony to our investment team’s disciplined Private Market Value (PMV) process. This time-proven strategy helped us exercise conviction with portfolio holdings that had previously lagged and our patience was rewarded. Many of these stocks rallied as investors recognized their intrinsic value or company fundamentals improved, allowing the Fund to beat the benchmark by 449 basis points during this trailing 12-month time period.

Through May 31, 2018, U.S. equity market volatility has increased, with interest rates moving higher and investors questioning how long the multi-year bull market can last. We believe the PMV strategy can outperform the Russell Midcap Value Index during these volatile markets given the portfolio’s emphasis on quality companies, along with the capital reallocation process inherent in Reinhart’s valuation discipline.

Over the past 12 months the Fund enjoyed a breadth of positive stock performance, with 21 holdings gaining over 15% while only 3 holdings declined more than 15%. These gains came from various sectors, with Financials, Technology and Industrials leading the way. Within Real Estate, the Fund benefitted from lower exposure to REITs which struggled in the face of higher interest rates. Although no sector within the Fund experienced negative returns, Energy was an area of relative weakness. Our holdings in this sector lagged given their balanced mix of natural gas production, while the market favored ‘pure-play’ oil stocks.

Looking forward at the macro picture, we believe that corporate earnings should remain strong in 2018 as U.S. companies enjoy lower tax rates and invest capital to expand their businesses. We expect this will drive strong employment numbers and thus, increase consumer confidence. The Fund owns stocks that generate a high percentage of revenues and profits in the U.S. and should benefit from this trend. However, we are monitoring the recent rise in transportation and material costs which are beginning to hinder profit margins this year. As always, but especially in this rising cost environment, the portfolio is focused on companies with pricing power in their end markets.

We also remain convinced that the value style of investing should prove its worth in the years to come after lagging significantly in recent periods. From December 31, 2016 through May 31, 2018, the Russell Mid Cap Growth Index has gained +31.52%, dominating the pedestrian +12.26% return of the Russell Mid Cap Value Index over that same time period. Although this market sentiment has been a headwind for our PMV style of investing, these relative returns have historically moved in cycles. We look forward to the day when the wind may be at our back once again.

Until then, we will make every effort to continue applying our investment craft with diligence and judgment on behalf of our clients. Thank you for your ongoing investment in Reinhart’s Mid Cap PMV Fund.

Sincerely,

Brent Jesko, MBA
Senior Portfolio Manager, Reinhart Partners Inc.

Reinhart Mid Cap PMV Fund (Unaudited)

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investing in medium-sized companies involves greater risk than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity.

Opinions expressed are those of the fund manager and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Earnings growth is not representative of the Fund’s future performance.

•	Russell Midcap Value Index: an unmanaged equity index which measures the performance of mid-sized U.S. companies classified by Russell as ‘value’. An investment cannot be made directly in an index.

•	Russell Midcap Growth Index: an unmanaged equity index which measures the performance of mid-sized U.S. companies classified by Russell as ‘growth’. An investment cannot be made directly in an index.

•	Basis point: One hundredth of one percent, used in expressing the difference in rate of performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Quasar Distributors, LLC, Distributor.

Reinhart Mid Cap PMV Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2018

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class	12.56%	8.07%	9.58%	12.47%
Advisor Class	12.81%	8.32%	9.85%	12.74%
Institutional Class	12.97%	8.49%	10.01%	12.91%
Russell Midcap Value Index(2)	8.32%	7.57%	10.83%	14.38%

(1)
Period from Fund inception through May 31, 2018.  The Advisor and Investor Class commenced operations on June 1, 2012, and the Institutional Class commenced operations on September 29, 2017.  Performance shown for the Institutional Class prior to the inception of the Institutional Class is based on the performance of the Advisor Class, adjusted for the lower expenses applicable to the Institutional Class.

(2)
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with the lower price-to-book ratios and lower forecasted growth values. This index cannot be invested in directly.

Reinhart Mid Cap PMV Fund

Expense Example (Unaudited)
May 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; shareholder service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 – May 31, 2018).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (12/1/2017)	Value (5/31/2018)	(12/1/2017 to 5/31/2018)
Investor Class Actual(2)	$1,000.00	$1,049.00	$6.64
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.45	$6.54
Advisor Class Actual(2)	$1,000.00	$1,050.30	$5.37
Advisor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.70	$5.29
Institutional Class Actual(2)	$1,000.00	$1,050.80	$4.60
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.44	$4.53

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.30%, 1.05% and 0.90% for the Investor Class, Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended May 31, 2018, of 4.90%, 5.03% and 5.08% for the Investor Class, Advisor Class and Institutional Class, respectively.

Reinhart Mid Cap PMV Fund

Allocation of Portfolio Net Assets(1) (Unaudited)
May 31, 2018
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
May 31, 2018
(% of Net Assets)

White Mountains Insurance Group	3.3%
Newfield Exploration	3.1%
UGI	2.9%
JM Smucker	2.8%
Zayo Group Holdings	2.8%
AMERCO	2.8%
Citizens Financial Group	2.8%
Weyerhaeuser – REIT	2.8%
Michaels	2.8%
Snap-on	2.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Reinhart Mid Cap PMV Fund

Schedule of Investments
May 31, 2018

Description	Shares	Value

COMMON STOCKS – 92.7%

Consumer Discretionary – 13.7%
Aramark	127,380	$4,944,891
BorgWarner	67,790	3,306,796
Discovery Communications, Class A*	286,040	6,032,584
Gentex	198,360	4,766,591
Interpublic Group of Companies	241,510	5,458,126
Michaels*	336,980	6,186,953
		30,695,941

Consumer Staples – 5.2%
Ingredion	48,500	5,402,415
JM Smucker	58,500	6,288,750
		11,691,165

Energy – 10.6%
Apache	143,190	5,727,600
EQT	105,150	5,419,431
National Oilwell Varco	136,010	5,633,534
Newfield Exploration*	233,970	6,841,283
		23,621,848

Financials – 17.1%
BOK Financial	51,940	5,243,343
Citizens Financial Group	151,810	6,201,438
Fifth Third Bancorp	139,810	4,275,390
Invesco	220,800	6,032,256
Loews	81,450	3,980,462
Northern Trust	49,410	5,065,513
White Mountains Insurance Group	8,263	7,453,887
		38,252,289

Health Care – 6.5%
Encompass Health	69,270	4,485,232
Express Scripts Holding*	57,600	4,366,656
Universal Health Services, Class B	49,150	5,651,267
		14,503,155

Industrials – 15.7%
Aerojet Rocketdyne Holdings*	181,890	5,263,897
AMERCO	19,245	6,214,980
Arconic	195,000	3,441,750
Carlisle Companies	48,470	5,205,193
KAR Auction Services	99,000	5,224,230
Snap-on	41,295	6,104,227

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Schedule of Investments – Continued
May 31, 2018

Description	Shares	Value

COMMON STOCKS – 92.7% (Continued)

Industrials – 15.7% (Continued)
Stericycle*	59,260	$3,763,010
		35,217,287

Information Technology – 1.9%
Cognizant Technology Solutions, Class A	55,770	4,202,269

Materials – 1.3%
Axalta Coating Systems*	93,100	2,896,341

Real Estate – 9.3%
Ryman Hospitality Properties – REIT	49,000	4,110,120
STORE Capital – REIT	201,150	5,390,820
Ventas – REIT	91,370	4,994,284
Weyerhaeuser – REIT	166,020	6,197,527
		20,692,751

Telecommunication Services – 2.8%
Zayo Group Holdings*	180,480	6,280,704

Utilities – 8.6%
Entergy	51,760	4,187,902
NiSource	162,720	4,116,816
UGI	128,770	6,499,022
Vistra Energy*	177,800	4,361,434
		19,165,174

TOTAL COMMON STOCKS
(Cost $193,564,753)		207,218,924

SHORT-TERM INVESTMENT – 6.7%
First American Treasury Obligations Fund, Class X, 1.64%^
(Cost $15,043,464)	15,043,464	15,043,464
Total Investments – 99.4%
(Cost $208,608,217)		222,262,388
Other Assets and Liabilities, Net – 0.6%		1,310,546
Total Net Assets – 100.0%		$223,572,934

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of May 31, 2018.
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS”®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Statement of Assets and Liabilities
May 31, 2018

ASSETS:
Investments, at value
(Cost $208,608,217)	$222,262,388
Dividends & interest receivable	242,204
Receivable for investment securities sold	1,447,604
Receivable for capital shares sold	179,635
Prepaid expenses	23,875
Total assets	224,155,706

LIABILITIES:
Payable for investment securities purchased	243,898
Payable to investment adviser	136,161
Accrued distribution fees	4,938
Payable for fund administration & accounting fees	44,210
Payable for compliance fees	1,851
Accrued shareholder service fees	10,085
Payable for transfer agent fees & expenses	22,005
Payable for custody fees	5,001
Payable for capital shares redeemed	86,055
Accrued other fees	28,568
Total liabilities	582,772

NET ASSETS	$223,572,934

NET ASSETS CONSIST OF:
Paid-in capital	$197,905,143
Accumulated undistributed net investment income	316,726
Accumulated undistributed net realized gain on investments	11,696,894
Net unrealized appreciation on investments	13,654,171
Net Assets	$223,572,934

	Investor Class	Advisor Class	Institutional Class
Net Assets	$18,051,461	$165,482,812	$40,038,661
Shares issued and outstanding(1)	1,126,983	10,310,784	2,493,721
Net asset value, redemption price
and offering price per share	$16.02	$16.05	$16.06

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Statement of Operations
For the Year Ended May 31, 2018

INVESTMENT INCOME:
Dividend income	$3,109,749
Interest income	152,750
Total investment income	3,262,499

EXPENSES:
Investment adviser fees (See Note 4)	1,845,899
Fund administration & accounting fees (See Note 4)	240,252
Transfer agent fees & expenses (See Note 4)	159,524
Federal & state registration fees	55,438
Custody fees (See Note 4)	24,815
Postage & printing fees	22,692
Audit fees	17,006
Compliance fees (See Note 4)	12,234
Legal fees	8,909
Trustee fees (See Note 4)	8,820
Other fees	8,509
Distribution & shareholder service fees (See Note 5):
Investor Class	78,618
Advisor Class	72,412
Total expenses before waiver	2,555,128
Less: waiver from investment adviser (See Note 4)	(399,189)
Net expenses	2,155,939

NET INVESTMENT INCOME	1,106,560

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	21,220,461
Net change in unrealized appreciation on investments	1,655,676
Net realized and unrealized gain on investments	22,876,137

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,982,697

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
OPERATIONS:
Net investment income	$1,106,560	$824,793
Net realized gain on investments	21,220,461	12,491,561
Net change in unrealized appreciation on investments	1,655,676	815,790
Net increase in net assets resulting from operations	23,982,697	14,132,144

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	1,977,429	8,111,313
Proceeds from reinvestment of distributions	1,525,145	646,248
Payments for shares redeemed	(14,227,267)	(5,741,376)
Increase (decrease) in net assets from Investor Class transactions	(10,724,693)	3,016,185
Advisor Class:
Proceeds from shares sold	57,958,309	70,397,070
Proceeds from reinvestment of distributions	14,279,659	3,557,822
Payments for shares redeemed	(69,690,969)	(32,970,887)
Increase in net assets from Advisor Class transactions	2,546,999	40,984,005
Institutional Class(1):
Proceeds from shares sold	39,827,982	—
Proceeds from reinvestment of distributions	11,518	—
Payments for shares redeemed	(1,208,549)	—
Increase in net assets from Institutional Class transactions	38,630,951	—
Net increase in net assets resulting from capital share transactions	30,453,257	44,000,190

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(42,964)	(80,399)
Advisor Class	(1,043,946)	(685,648)
Institutional Class(1)	(841)	—
From net realized gains:
Investor Class	(1,531,292)	(629,222)
Advisor Class	(14,090,379)	(3,098,205)
Institutional Class(1)	(10,676)	—
Total distributions to shareholders	(16,720,098)	(4,493,474)

TOTAL INCREASE IN NET ASSETS	37,715,856	53,638,860

NET ASSETS:
Beginning of year	185,857,078	132,218,218
End of year, including accumulated undistributed net
investment income of $316,726 and $297,917, respectively	$223,572,934	$185,857,078

(1)	Inception date of the Institutional Class was September 29, 2017.

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2018		May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014
Investor Class

PER SHARE DATA:
Net asset value, beginning of year	$15.49		$14.52	$14.65	$14.33	$12.76

INVESTMENT OPERATIONS:
Net investment income	0.08		0.05	0.05	0.02	0.06
Net realized and unrealized
gain on investments	1.82		1.33	0.25	0.92	2.11
Total from investment operations	1.90		1.38	0.30	0.94	2.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		(0.05)	(0.04)	(0.04)	(0.05)
Net realized gains	(1.33)		(0.36)	(0.39)	(0.58)	(0.55)
Total distributions	(1.37)		(0.41)	(0.43)	(0.62)	(0.60)

Net asset value, end of year	$16.02		$15.49	$14.52	$14.65	$14.33

TOTAL RETURN	12.56%		9.50%	2.41%	6.72%	17.29%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$18.1		$27.8	$23.1	$21.4	$15.0

Ratio of expenses to average net assets:
Before expense waiver	1.56	%(1)	1.51%	1.56%	1.61%	2.01%
After expense waiver	1.32	%(1)	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss)
to average net assets:
Before expense waiver	0.08%		0.15%	0.19%	(0.06)%	(0.12)%
After expense waiver	0.32%		0.31%	0.40%	0.20%	0.54%

Portfolio turnover rate	77%		62%	63%	55%	41%

(1)	Effective September 28, 2017, the Adviser reduced its management fee and expense waiver. See Note 4.

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2018		May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014
Advisor Class

PER SHARE DATA:
Net asset value, beginning of year	$15.54		$14.56	$14.69	$14.36	$12.78

INVESTMENT OPERATIONS:
Net investment income	0.09		0.07	0.08	0.06	0.07
Net realized and unrealized
gain on investments	1.85		1.35	0.25	0.92	2.14
Total from investment operations	1.94		1.42	0.33	0.98	2.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.08)	(0.07)	(0.07)	(0.08)
Net realized gains	(1.33)		(0.36)	(0.39)	(0.58)	(0.55)
Total distributions	(1.43)		(0.44)	(0.46)	(0.65)	(0.63)

Net asset value, end of year	$16.05		$15.54	$14.56	$14.69	$14.36

TOTAL RETURN	12.81%		9.78%	2.64%	7.03%	17.58%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$165.5		$158.1	$109.1	$86.5	$47.3

Ratio of expenses to average net assets:
Before expense waiver	1.26	%(1)	1.26%	1.31%	1.36%	1.76%
After expense waiver	1.07	%(1)	1.10%	1.10%	1.10%	1.10%

Ratio of net investment income
to average net assets:
Before expense waiver	0.40%		0.40%	0.44%	0.19%	0.13%
After expense waiver	0.59%		0.56%	0.65%	0.45%	0.79%

Portfolio turnover rate	77%		62%	63%	55%	41%

(1)	Effective September 28, 2017, the Adviser reduced its management fee and expense waiver. See Note 4.

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	For the Period
	Inception(1)
	through
	May 31, 2018
Institutional Class

PER SHARE DATA:
Net asset value, beginning of period	$16.11

INVESTMENT OPERATIONS:
Net investment income	0.13
Net realized and unrealized gain on investments	1.26
Total from investment operations	1.39

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)
Net realized gains	(1.33)
Total distributions	(1.44)

Net asset value, end of period	$16.06

TOTAL RETURN	8.92	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$40.0

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.19	%(3)
After expense reimbursement/waiver	0.90	%(3)

Ratio of net investment income to average net assets:
Before expense waiver	0.29	%(3)
After expense waiver	0.58	%(3)

Portfolio turnover rate	77	%(2)

(1)	Inception date of the Fund was September 29, 2017.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Notes to the Financial Statements
May 31, 2018

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Reinhart Mid Cap PMV Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on June 1, 2012. The Fund currently offers three classes of shares, the Investor Class, Advisor Class and the Institutional Class. The Institutional Class commenced operations on September 29, 2017. Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee. Investor Class and Advisor Class shares are subject to a maximum 0.15% shareholder servicing fee. Each class of shares has identical rights and privileges except with respect to the distribution and shareholder servicing fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended May 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended May 31, 2018, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended May 31, 2015.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in

Reinhart Mid Cap PMV Fund

Notes to the Financial Statements – Continued
May 31, 2018

the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended May 31, 2018, the Fund decreased accumulated undistributed net realized gain on investments by $2,470,569 and increased paid-in capital by $2,470,569. The permanent difference is due to the usage of tax equalization.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of Investor Class and Advisor Class shares and 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Reinhart Mid Cap PMV Fund

Notes to the Financial Statements – Continued
May 31, 2018

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”) that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of May 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$207,218,924	$—	$—	$207,218,924
Short-Term Investment	15,043,464	—	—	15,043,464
Total Investments in Securities	$222,262,388	$—	$—	$222,262,388

Transfers between levels are recognized at the end of the reporting period. During the year ended May 31, 2018, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the year. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Effective September 28, 2017, the Trust has an agreement with Reinhart Partners, Inc. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.90% of the Fund’s average daily net assets.  Prior to September 28, 2017, the Adviser was entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

Effective September 28, 2017, the Fund’s Adviser has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses)

Reinhart Mid Cap PMV Fund

Notes to the Financial Statements – Continued
May 31, 2018

do not exceed 1.30% of the average daily net assets of the Investor Class, 1.05% of the average daily net assets of the Advisor Class and 0.90% of the average daily net assets of the Institutional Class.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2027.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser.  Waived Fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
June 2018 – May 2019	$232,662
June 2019 – May 2020	$254,251
June 2020 – May 2021	$399,189

Prior to September 28, 2017, the Adviser had contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund did not exceed 1.35% and 1.10% of average daily net assets of the Fund’s Investor Class shares, and Advisor Class shares, respectively.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended May 31, 2018, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

5. DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended May 31, 2018, the Investor Class incurred expenses of $57,704 pursuant to the Plan.

Reinhart Mid Cap PMV Fund

Notes to the Financial Statements – Continued
May 31, 2018

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay a servicing fee at an annual rate of 0.15% of the average daily net assets of the Investor Class and Advisor Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended May 31, 2018, the Fund incurred expenses of $20,914 and $72,412 for the Investor Class and Advisor Class, respectively.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
Investor Class:
Shares sold	124,572	543,250
Shares issued to holders in reinvestment of dividends	98,270	41,937
Shares redeemed	(888,624)	(382,997)
Net increase (decrease) in Investor Class shares	(665,782)	202,190
Advisor Class:
Shares sold	3,632,993	4,613,799
Shares issued to holders in reinvestment of dividends	919,489	230,429
Shares redeemed	(4,415,945)	(2,163,264)
Net increase in Advisor Class shares	136,537	2,680,964
Institutional Class(1):
Shares sold	2,569,354	—
Shares issued to holders in reinvestment of dividends	742	—
Shares redeemed	(76,375)	—
Net increase in Institutional Class shares	2,493,721	—
Net increase in shares outstanding	1,964,476	2,883,154

(1)	Inception date of the Institutional Class was September 29, 2017.

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended May 31, 2018, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$152,147,037	$143,841,709

Reinhart Mid Cap PMV Fund

Notes to the Financial Statements – Continued
May 31, 2018

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at May 31, 2018, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$22,923,153	$(9,382,994)	$13,540,159	$208,722,229

The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At May 31, 2018, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Capital Gains	Appreciation	Earnings
$878,884	$11,248,748	$13,540,159	$25,667,791

As of May 31, 2018, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended May 31, 2018, the Fund does not plan to defer any late year losses.

The tax character of distributions paid during the year ended May 31, 2018, were as follows:

Ordinary Income*	Long Term Capital Gains	Total
$6,934,538	$9,785,560	$16,720,098

The tax character of distributions paid during the year ended May 31, 2017, were as follows:

Ordinary Income*	Long Term Capital Gains	Total
$2,573,222	$1,920,252	$4,493,474

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2018, Wells Fargo Clearing Services, LLC, for the benefit of their customers, owned 33.46% of the outstanding shares of the Fund.

Reinhart Mid Cap PMV Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Reinhart Mid Cap PMV Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reinhart Mid Cap PMV Fund (the “Fund”), a series of Managed Portfolio Series, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Reinhart Partners, Inc.’s investment companies since 2012.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
July 27, 2018

Reinhart Mid Cap PMV Fund

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 20-21, 2018, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Reinhart Partners, Inc. (“Reinhart” or the “Adviser”) regarding the Reinhart Mid Cap PMV Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2018, the Trustees received and considered information from Reinhart and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Reinhart with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Reinhart; (3) the costs of the services provided by Reinhart and the profits realized by Reinhart from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Reinhart resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Reinhart, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Reinhart set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services Reinhart performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Reinhart provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Reinhart effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered Reinhart’s capitalization and its assets under management.  The Trustees further considered the investment philosophy and experience of the portfolio managers, and noted the lead portfolio manager’s twenty years of experience managing assets using investment philosophies

Reinhart Mid Cap PMV Fund

Approval of Investment Advisory Agreement (Unaudited) – Continued

similar to that employed for the Fund.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Reinhart provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Reinhart.  In assessing the quality of the portfolio management delivered by Reinhart, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to an appropriate benchmark index, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Reinhart manages utilizing a similar investment strategy as that of the Fund.  The Trustees noted that, with respect to the Fund’s Morningstar peer group, the Fund had outperformed the peer group median and average for the year-to-date, one-year, three-year and five-year periods ended October 31, 2017.   The Trustees also considered that the Fund had underperformed its benchmark index over the same periods. The Trustees took into account that the Fund achieved a positive return over all measured periods since its inception on May 31, 2012.  The Trustees also considered that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Reinhart over each relevant time period although there was some underperformance by the Fund in periods when there were additional assets that came into the Fund and the Fund held cash for a period of time before finding suitable investments for the new assets.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Reinhart under the Investment Advisory Agreement, as well as Reinhart’s profitability from services that it rendered to the Fund during the 12 month period ended September 30, 2017.  The Trustees also considered the effect of an expense limitation agreement on Reinhart’s compensation and that Reinhart has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees further considered the management fees Reinhart charges to separately managed accounts with asset levels similar to that of the Fund are lower than the advisory fee for the Fund.  They also noted, however, that Reinhart has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials that justify the higher fee.  The Trustees concluded that Reinhart’s service relationship with the Fund yields a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds within the same Morningstar peer group.  The Trustees noted the Fund’s advisory fee was higher than the peer group median and average management fees.  They also considered the total expenses of the Fund’s Institutional Class (after waivers and expense reimbursements) were below the peer group median and average.  Regarding the Fund’s Advisor and Investor classes, the Trustees noted the total expenses (after waivers and expense reimbursements) were higher than the peer group median and average. The Trustees took into account, however, that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were within the range of that borne by funds in the peer group.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Reinhart’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also took into account the fact that Reinhart expressed reservations about the implementation of advisory fee breakpoints because of potential capacity constraints associated with the Fund’s strategy of investing in mid-cap private market stocks.

Reinhart Mid Cap PMV Fund

Approval of Investment Advisory Agreement (Unaudited) – Continued

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees considered the extent to which Reinhart utilizes soft dollar arrangements with respect to portfolio transactions, and considered that Reinhart does not utilize any affiliated brokers to execute the Fund’s portfolio transactions.  While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Reinhart incurred significantly exceed any Rule 12b-1 payments from the Fund.  The Trustees considered that Reinhart may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Reinhart does not receive additional material benefits from its relationship with the Fund.

Reinhart Mid Cap PMV Fund

Additional Information (Unaudited)
May 31, 2018

TRUSTEES & OFFICERS

Other
			Number of		Directorships
		Term of	Portfolios		Held by
	Position(s)	Office and	in Trust		Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	37	Retired, Chief Financial Officer,	Independent
615 E. Michigan St.	Independent	Term;		Robert W. Baird & Co.	Trustee, ETF
Milwaukee, WI 53202	Trustee	Since		Incorporated (2000-2011).	Series Solutions
Year of Birth: 1946	and Audit	April 2011			(29 Portfolios)
	Committee				(2012-present);
	Chairman				Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee	Indefinite	37	Co-Founder and Chief Investment	Independent
615 E. Michigan St.	and	Term;		Strategist, Next Generation	Trustee, ETF
Milwaukee, WI 53202	Valuation	Since		Wealth Management, Inc.	Series Solutions
Year of Birth: 1967	Committee	April 2011		(2005-present).	(29 Portfolios)
	Chairman				(2012-present)

David M. Swanson	Trustee	Indefinite	37	Founder and Managing Principal,	Independent
615 E. Michigan St.		Term;		SwanDog Strategic Marketing, LLC	Trustee, ALPS
Milwaukee, WI 53202		Since		(2006-present).	Variable
Year of Birth: 1957		April 2011			Investment Trust
(11 Portfolios)
(2006-present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-present)

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	37	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term;		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		Since		(1994-present).
Year of Birth: 1958		January 2011

Reinhart Mid Cap PMV Fund

Additional Information (Unaudited) – Continued
May 31, 2018

Other
			Number of		Directorships
		Term of	Portfolios		Held by
	Position(s)	Office and	in Trust		Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term,		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	Since		(2002-present).
Year of Birth: 1957	Executive	January 2011
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term;		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	Since		(2004-present).
Year of Birth: 1966	Compliance	April 2013
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and	Term;		Services, LLC (2005-present).
Milwaukee, WI 53202	Principal	Since
Year of Birth: 1973	Financial	January 2011
Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		Since		LLC (2016-present); Associate,
Year of Birth: 1979		November 2017		Godfrey & Kahn S.C. (2012-2016).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		Since		LLC (2005-present).
Year of Birth: 1973		September 2012

Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		Since		LLC (2008-present).
Year of Birth: 1981		May 2016

Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		Since		LLC (2002-present).
Year of Birth: 1970		May 2016

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC.

Reinhart Mid Cap PMV Fund

Additional Information (Unaudited)
May 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-774-3863.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-774-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-774-3863, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended May 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 46.73% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2018, was 39.82% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 84.31%.

Reinhart Mid Cap PMV Fund

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Reinhart Partners, Inc.
1500 West Market Street, Suite 100
Mequon, WI 53092

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-774-3863.

RH-RPANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended May 31, 2018, and May 31, 2017, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2018	FYE 5/31/2017
Audit Fees	$14,000	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 5/31/2018	FYE 5/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2018	FYE 5/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date    August 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ James R. Arnold
   James R. Arnold, President

Date    August 7, 2018

By (Signature and Title)*    /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    August 7, 2018

* Print the name and title of each signing officer under his or her signature.